Exhibit 24
POWER OF ATTORNEY
The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Martin I. Darvick, Christopher T. Hatto and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Form 10-K	Year Ended December 31, 2007
and any or all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1934, this power of attorney has been executed by the undersigned.

/s/ PERCY N. BARNEVIK
Percy N. Barnevik

February 5, 2008
Date

POWER OF ATTORNEY
The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Martin I. Darvick, Christopher T. Hatto and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Form 10-K	Year Ended December 31, 2007
and any or all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1934, this power of attorney has been executed by the undersigned.

/s/ ERSKINE B. BOWLES
Erskine B. Bowles

February 5, 2008
Date

POWER OF ATTORNEY
The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Martin I. Darvick, Christopher T. Hatto and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Form 10-K	Year Ended December 31, 2007
and any or all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1934, this power of attorney has been executed by the undersigned.

/s/ JOHN H. BRYAN
John H. Bryan

February 5, 2008
Date

POWER OF ATTORNEY
The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Martin I. Darvick, Christopher T. Hatto and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Form 10-K	Year Ended December 31, 2007
and any or all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1934, this power of attorney has been executed by the undersigned.

/s/ ARMANDO M. CODINA
Armando M. Codina

February 5, 2008
Date

POWER OF ATTORNEY
The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Martin I. Darvick, Christopher T. Hatto and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Form 10-K	Year Ended December 31, 2007
and any or all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1934, this power of attorney has been executed by the undersigned.

/s/ ERROLL B. DAVIS, JR.
Erroll B. Davis, Jr.

February 5, 2008
Date

POWER OF ATTORNEY
The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Martin I. Darvick, Christopher T. Hatto and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Form 10-K	Year Ended December 31, 2007
and any or all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1934, this power of attorney has been executed by the undersigned.

/s/ GEORGE M.C. FISHER
George M.C. Fisher

February 5, 2008
Date

POWER OF ATTORNEY
The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Martin I. Darvick, Christopher T. Hatto and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Form 10-K	Year Ended December 31, 2007
and any or all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1934, this power of attorney has been executed by the undersigned.

/s/ KAREN KATEN
Karen Katen

February 5, 2008
Date

POWER OF ATTORNEY
The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Martin I. Darvick, Christopher T. Hatto and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Form 10-K	Year Ended December 31, 2007
and any or all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1934, this power of attorney has been executed by the undersigned.

/s/ KENT KRESA
Kent Kresa

February 5, 2008
Date

POWER OF ATTORNEY
The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Martin I. Darvick, Christopher T. Hatto and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Form 10-K	Year Ended December 31, 2007
and any or all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1934, this power of attorney has been executed by the undersigned.

/s/ ELLEN J. KULLMAN
Ellen J. Kullman

February 5, 2008
Date

POWER OF ATTORNEY
The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Martin I. Darvick, Christopher T. Hatto and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Form 10-K	Year Ended December 31, 2007
and any or all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1934, this power of attorney has been executed by the undersigned.

/s/ PHILIP A. LASKAWY
Philip A. Laskawy

February 5, 2008
Date

POWER OF ATTORNEY
The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Martin I. Darvick, Christopher T. Hatto and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Form 10-K	Year Ended December 31, 2007
and any or all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1934, this power of attorney has been executed by the undersigned.

/s/ KATHRYN V. MARINELLO
Kathryn V. Marinello

February 5, 2008
Date

POWER OF ATTORNEY
The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Martin I. Darvick, Christopher T. Hatto and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Form 10-K	Year Ended December 31, 2007
and any or all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1934, this power of attorney has been executed by the undersigned.

/s/ ECKHARD PFEIFFER
Eckhard Pfeiffer

February 5, 2008
Date